SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 10, 2000


                           BIOPOOL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-17714                58-1729436
 (State or Other Jurisdiction         (Commission             (IRS Employer
    of Incorporation)                 File Number)          Identification No.)


                               6025 Nicolle Street
                            Ventura, California 93003
                    (Address of Principal Executive Offices)

                                 (805) 654-0643
                         (Registrant's Telephone Number)

ITEM 1.  CHANGE IN CONTROL

     (a) On August 10, 2000, Xtrana, Inc., a Delaware corporation ("Xtrana") was merged with and into Biopool International, Inc., a Delaware corporation (the "Registrant"), in accordance with an Agreement and Plan of Reorganization dated May 3, 2000 by and among the Registrant and Xtrana. Pursuant to the merger, the Registrant issued 9,369,461 shares of the Registrant's common stock, par value $0.01 per share ("Registrant Common Stock"), to the former stockholders of Xtrana in exchange for all outstanding shares of Xtrana's common stock, par value $0.01 per share, and all outstanding shares of Xtrana's Series A, Series B, Series C and Series D Preferred Stock. Immediately following the merger, the former Xtrana stockholders hold approximately 50% and the Registrant's existing stockholders hold approximately 50% of the outstanding shares of capital stock of the Registrant, on a fully diluted basis.

     (b) Not applicable.

ITEM 2.  ACQUISITION OR DISTRIBUTION OF ASSETS.

     On August 10, 2000, Xtrana was merged with and into the Registrant, in accordance with an Agreement and Plan of Reorganization dated May 3, 2000 by and among the Registrant and Xtrana. Pursuant to the merger, the Registrant issued 9,369,461 shares of Registrant Common Stock, in exchange for all outstanding shares of Xtrana's common stock, par value $0.01 per share, and all outstanding shares of Xtrana's Series A, Series B, Series C and Series D Preferred Stock. The aggregate number of shares of Registrant Common Stock that comprised the Merger Consideration was determined by extensive negotiations between the Company and Xtrana and was approved by the Board of Directors of the Company on April 11, 2000. Xtrana has developed new proprietary nucleic acid (DNA/RNA) testing technology, which it plans to commercialize. Potential markets for this testing technology include the detection of food and environmental contamination, forensics and paternity identity testing, infectious human disease testing including bacterial warfare, and research and other clinical applications.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements. Not filed with this initial report on Form 8-K; to be filed by amendment no later than October 24, 2000.

     (b) Pro Forma Financial Information. Not filed with this initial report on Form 8-K; to be filed by amendment no later than October 24, 2000.

     (c)  Exhibits.

          Exhibit 2.1 Agreement and Plan Reorganization dated May 3, 2000 by and between Biopool International, Inc. and Xtrana, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 11, 2000                       BIOPOOL INTERNATIONAL, INC.



                                      By:  /S/ JOHN H. WHEELER
                                          -------------------------------------
                                          John H. Wheeler
                                          Chief Executive Officer and President

                                  EXHIBIT INDEX

EXHIBIT                                                             PAGE NUMBER

2.1      Agreement and Plan of Reorganization dated                      6
         May 3, 2000 by and between Biopool International,
         Inc. and Xtrana, Inc.